Exhibit 99.2

The following unaudited pro forma combined financial statements are based on CONSOL Energy’s historical consolidated financial statements and adjusted to give effect to the September 30, 2011 sale of a 50% interest in certain Marcellus Shale assets. The unaudited pro forma combined statements of operations for the six months ended June 30, 2011 and the twelve months ended December 31, 2010 give effect to the Marcellus Shale asset disposition as if it had occurred on January 1, 2010. The unaudited pro forma combined balance sheet as of June 30, 2011 gives effect to this disposition as if it had occurred on June 30, 2011.

The following statements of operations for the six months ended June 30, 2011 and the twelve months ended December 31, 2010 include the following pro forma adjustments:

•	Sales – Outside has been adjusted downward to reflect the 50% reduction in sales revenue excluding hedging gains.

•	Cost of Goods Sold, Depreciation, Depletion and Amortization, and Taxes Other Than Income have been adjusted downward to reflect the impact of the sale.

•	Selling, General and Administrative Expenses have been adjusted downward to reflect the impact of the joint venture overhead recovery arrangement.

•	Income Taxes are reflected using the current effective tax rate on recurring earnings.

•	Non-controlling interest adjustment reflects the period of time that CONSOL Energy did not wholly own CNX Gas Corporation.

	For the Six Months Ended June 30, 2011
	Historical	Pro Forma Adjustments	Pro Forma Results
Sales - Outside	2,871,478	(23,585)	2,847,893
Sales - Gas Royalty Interests	35,108	—	35,108
Sales - Purchased Gas	2,142	—	2,142
Freight - Outside	96,440	—	96,440
Other Income	48,137	—	48,137

Total Revenue and Other Income	3,053,305	(23,585)	3,029,720

Cost of Goods Sold and Other Operating Charges	1,741,108	(6,306)	1,734,802
Acquisition and Financing Fees	—	—	—
Loss on Debt Extinguishment	16,090	—	16,090
Gas Royalty Interests Costs	31,173	—	31,173
Purchased Gas Costs	2,452	—	2,452
Freight Expense	96,251	—	96,251
Selling, General and Administrative Expenses	83,619	(398)	83,221
Depreciation, Depletion and Amortization	306,862	(9,629)	297,233
Abandonment of Long-Lived Assets	115,479	—	115,479
Interest Expense	131,079	—	131,079
Taxes Other Than Income	179,331	(127)	179,204

Total Costs	2,703,444	(16,460)	2,686,984

Earnings Before Income Taxes	349,861	(7,125)	342,736

Income Taxes	80,328	(1,636)	78,692

Net Income	269,533	(5,489)	264,044

Less: Net Income Attributable to Noncontrolling Interest	—	—	—

Net Income Attributable to CONSOL Energy Inc. Shareholders	269,533	(5,489)	264,044

Earnings Per Share:
Basic	1.19	(0.02)	1.17

Dilutive	1.18	(0.02)	1.16

Weighted Average Number of Common Shares Outstanding
Basic	226,499,994	226,499,994	226,499,994

Dilutive	228,917,335	228,917,335	228,917,335

Dividends Paid Per Share	0.20	—	0.20

	For the Year Ended December 31, 2010
	Historical	Pro Forma Adjustments	Pro Forma Results
Sales - Outside	4,938,703	(22,890)	4,915,813
Sales - Gas Royalty Interests	62,869	—	62,869
Sales - Purchased Gas	11,227	—	11,227
Freight - Outside	125,715	—	125,715
Other Income	97,507	—	97,507

Total Revenue and Other Income	5,236,021	(22,890)	5,213,131

Cost of Goods Sold and Other Operating Charges	3,262,327	(7,570)	3,254,757
Acquisition and Financing Fees	65,363	—	65,363
Gas Royalty Interests Costs	53,775	—	53,775
Purchased Gas Costs	9,736	—	9,736
Freight Expense	125,544	—	125,544
Selling, General and Administrative Expenses	150,210	(352)	149,858
Depreciation, Depletion and Amortization	567,663	(13,146)	554,517
Interest Expense	205,032	—	205,032
Taxes Other Than Income	328,458	(48)	328,410

Total Costs	4,768,108	(21,116)	4,746,992

Earnings Before Income Taxes	467,913	(1,774)	466,139

Income Taxes	109,287	(412)	108,875

Net Income	358,626	(1,362)	357,264

Less: Net Income Attributable to Noncontrolling Interest	(11,845)	57	(11,788)

Net Income Attributable to CONSOL Energy Inc. Shareholders	346,781	(1,305)	345,476

Earnings Per Share:
Basic	1.61	(0.01)	1.60

Dilutive	1.60	(0.01)	1.59

Weighted Average Number of Common Shares Outstanding
Basic	214,920,561	214,920,561	214,920,561

Dilutive	217,037,804	217,037,804	217,037,804

Dividends Paid Per Share	0.40	—	0.40

The pro forma balance sheet at June 30, 2011 includes the following adjustments.

•	The pro forma statement of operations adjustments for Sales – Outside, Cost of Goods Sold, and Taxes Other Than Income have been reflected as pro forma adjustments to Cash and Cash Equivalents.

•	The pro forma statement of operations adjustments for Depreciation, Depletion and Amortization have been reflected as pro forma adjustments to Accumulated Depreciation, Depletion and Amortization.

•	The pro forma statement of operations adjustments for income taxes have been reflected in Recoverable Income Taxes and Deferred Income Taxes.

•	The pro forma statement of operations adjustments for Net Income Attributable to Noncontrolling Interest have been reflected in Capital in Excess of Par Value.

Material Nonrecurring Charges or Credits and Related Tax Effects

•

The cash proceeds received have been reflected in Cash and Cash Equivalents after giving effect to the pay down of Accounts Receivable – Securitized and Short-Term Notes Payable as well as the impact of the carry.

•

The discounted note receivable received in the transaction is reflected in the Other Receivables balance sheet line item for the portion of the note due in one year and Other Assets for the portion of the note due in 2013.

•	The adjustment to Property, Plant and Equipment reflects a 50% reduction of the book value of the assets involved in the transaction as well as the impact of the carry.

•	The net loss on the transaction is reflected as an adjustment to Retained Earnings.

	Historical	Pro Forma Adjustments	Material Nonrecurring Charges or Credits and Related Tax Effects	Pro Forma Results
Current Assets
Cash and Cash Equivalents	26,519	(31,674)	204,043	198,888
Accounts and Notes Receivable:
Trade	433,626		70,000	503,626
Other Receivables	23,318		311,754	335,072
Accounts Receivable - Securitized	70,000		(70,000)	—
Inventories	259,663			259,663
Deferred Income Taxes	174,612			174,612
Recoverable Income Taxes	44,920	1,822		46,742
Prepaid Expenses	118,192			118,192

Total Current Assets	1,150,850	(29,852)	515,797	1,636,795

Property, Plant and Equipment
Property, Plant and Equipment	15,070,923		(1,226,685)	13,844,238
Less - Accumulated Depreciation, Depletion and Amortization	4,826,375	(22,775)	(19,372)	4,784,228

Total Property, Plant and Equipment - Net	10,244,548	22,775	(1,207,313)	9,060,010

Other Assets
Deferred Income Taxes	461,581	226		461,807
Restricted Cash	20,291			20,291
Investment in Affiliates	100,951			100,951
Other	222,897		296,344	519,241

Total Other Assets	805,720	226	296,344	1,102,290

Total Assets	12,201,118	(6,851)	(395,172)	11,799,095

	Historical	Pro Forma Adjustments	Material Nonrecurring Charges or Credits and Related Tax Effects	Pro Forma Results
Current Liabilities
Accounts Payable	351,356			351,356
Short-Term Notes Payable	260,750		(260,750)	—
Current Portion of Long-Term Debt	25,283			25,283
Borrowings Under Securitization Facility	70,000		(70,000)	—
Other Accrued Liabilities	836,862			836,862

Total Current Liabilities	1,544,251	—	(330,750)	1,213,501

Long-Term Debt
Long-Term Debt	3,126,061			3,126,061
Capital Lease Obligations	56,186			56,186

Total Long-Term Debt	3,182,247	—	—	3,182,247

Deferred Credits and Other Liabilities
Postretirement Benefits Other Than Pensions	3,085,834			3,085,834
Pneumoconiosis Benefits	175,523			175,523
Mine Closing	401,439			401,439
Gas Well Closing	116,096			116,096
Workers’ Compensation	149,025			149,025
Salary Retirement	136,366			136,366
Reclamation	46,661			46,661
Other	149,627			149,627

Total Deferred Credits and Other Liabilities	4,260,571	—	—	4,260,571

Total Liabilities	8,987,069	—	(330,750)	8,656,319

Stockholders’ Equity
Common Stock, $.01 Par Value; 500,000,000 Shares Authorized, 227,289,426 Issued and 226,695,195 Outstanding at June 30, 2011	2,273			2,273
Capital in Excess of Par Value	2,207,429	(57)		2,207,372
Preferred Stock, 15,000,000 shares authorized, None issued and outstanding	—			—
Retained Earnings	1,883,610	(6,794)	(64,422)	1,812,394
Accumulated Other Comprehensive Loss	(850,554)			(850,554)
Common Stock in Treasury, at Cost - 594,231 Shares at June 30, 2011	(23,580)			(23,580)

Total CONSOL Energy Inc. Stockholder’s Equity	3,219,178	(6,851)	(64,422)	3,147,905

Noncontrolling Interest	(5,129)			(5,129)

Total Equity	3,214,049	(6,851)	(64,422)	3,142,776

Total Liabilities and Equity	12,201,118	(6,851)	(395,172)	11,799,095